================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                December 1, 2003
                        (Date of earliest event reported)


                            CALLON PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                      001-14039               64-0844345
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


                               200 NORTH CANAL ST.
                           NATCHEZ, MISSISSIPPI 39120
          (Address of principal executive offices, including zip code)


                                 (601) 442-1601
              (Registrant's telephone number, including area code)

================================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

     EXHIBIT NUMBER                         DESCRIPTION
     --------------                         -----------
           99.1            Press release dated December 1, 2003 providing
                           information regarding commencement of production at
                           Callon Petroleum Company's Medusa Field.

ITEM 12.  REGULATION FD DISCLOSURE

         On December 1, 2003, Callon Petroleum Company issued the press release attached as Exhibits 99.1 providing information regarding the commencement of production at the company's Medusa Field located in Mississippi Canyon Blocks 538 and 582.


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CALLON PETROLEUM COMPANY

December 2, 2003                            By: /s/ JOHN S. WEATHERLY
                                                --------------------------------
                                                John S. Weatherly
                                                Senior Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

     EXHIBIT NUMBER                              DESCRIPTION
     --------------                              -----------
           99.1                     Press release dated December 1, 2003
                                    providing information regarding commencement
                                    of production at Callon Petroleum Company's
                                    Medusa Field.